                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 30, 1998
                                ----------------
                                 Date of Report
                             (Date of earliest event
                                    reported)




                         INTERLINQ SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                     0-25186                    91-1187540
       ---------------              ----------------             -------------
       (State or other              (Commission File             (IRS Employer
       jurisdiction of                    No.)                Identification No.)
       incorporation)


                               11255 Kirkland Way
                           Kirkland, Washington 98033
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (425) 827-1112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                                                     Page 1 of 5
                                                         Exhibit Index on Page 5


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        On June 30, 1998, INTERLINQ Software Corporation (the "Company") acquired all of the right, title and interest in and to substantially all of the assets and business of Logical Software Solutions Corporation, a Maryland corporation ("LSSC"), an enterprise application integration developer and service provider, pursuant to an Asset Purchase Agreement by and among the Company, LSSC and certain shareholders of LSSC (the "Purchase Agreement"). Through this transaction, the Company is acquiring LSSC's technology, intellectual property and customer base, and key LSSC personnel will join the Company. The Company intends to continue using the acquired assets as they were used by LSSC. The Company intends to integrate the technology with its existing products and to offer significant enhancements to the product formerly owned by LSSC through release of an upgraded version. The assets were purchased for $3,600,001 in cash and 233,334 unregistered shares of common stock of the Company, valued at $1,400,000.

        The consideration for the acquisition was determined in arm's-length negotiations between the Company and LSSC. The Company financed the cash purchase price through cash on hand.

        The Company will account for the acquisition as a purchase. The Company expects to record a nonrecurring charge of $3 million to $4 million in the quarter ending June 30, 1998, for in-process research and development.

        The Purchase Agreement and the press release issued in connection with the closing of this acquisition are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        It is impracticable to include any of the required financial statements of LSSC on the date this report is filed. Accordingly, such financial statements will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

        (b) PRO FORMA FINANCIAL INFORMATION

        It is impracticable to include any of the required pro forma financial information on the date this report is filed. Accordingly, the pro forma financial information will be filed as soon as practicable and not later than 60 days of the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(b) of Form 8-K.

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        (c) EXHIBITS


         Exhibit
          Number      Description
          ------      -----------
           2.1        Asset Purchase Agreement dated June 30, 1998 between the
                      Company, Logical Software Solutions Corporation and Mary
                      Collier, Michael Bennett and Keith Bluford

           99.1       Press Release issued July 1, 1998

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERLINQ SOFTWARE CORPORATION


Dated:  July 13, 1998              By: /s/ STEVE YOUNT
                                       -------------------------------------
                                          Steve Yount
                                          Executive Vice President, Chief
                                            Financial Officer and Secretary

                                INDEX TO EXHIBITS


      Exhibit
      Number      Description                                                  Page No.
      ------      -----------                                                  --------
      2.1         Asset Purchase Agreement dated June 30, 1998 between
                  the Company, Logical Software Solutions Corporation and
                  Mary Collier, Michael Bennett and Keith Bluford

      99.1        Press Release issued July 1, 1998


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